UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2026

Herbalife Ltd.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309, Ugland House, Grand Cayman Cayman Islands	KY1-1104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0005 per share	HLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On May 6, 2026, Herbalife Ltd. (the “Company”) issued a press release announcing its financial results for its first fiscal quarter ended March 31, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 attached to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 30, 2026, the Company held its 2026 Annual General Meeting of Shareholders. The Company’s shareholders voted on the three proposals presented at the meeting, as set forth below.

Proposal 1: Election of Directors.

Eleven board nominees for director were elected. The voting results are as follows:

	For	Against	Abstain	Broker Non-votes
Michael O. Johnson	76,178,677	1,180,234	473,311	8,372,088
Dr. Richard H. Carmona	75,981,036	1,374,215	476,971	8,372,088
Lynda Cloud	76,723,208	628,366	480,648	8,372,088
Sophie L’Hélias	75,277,003	2,078,142	477,077	8,372,088
Michael J. Levitt	77,253,519	99,817	478,886	8,372,088
Rodica Macadrai	75,868,196	1,482,789	481,237	8,372,088
Juan Miguel Mendoza	76,113,335	1,240,668	478,219	8,372,088
Perkins Miller	76,705,543	641,330	485,349	8,372,088
Don Mulligan	76,082,929	1,263,574	485,719	8,372,088
Maria Otero	75,656,563	1,698,074	477,585	8,372,088
Des Walsh	69,655,978	7,698,500	477,744	8,372,088

Proposal 2: Approve, on an advisory basis, the compensation of the Company’s named executive officers.

The advisory resolution to approve the compensation of the named executive officers was approved. The voting results are as follows:

For	Against	Abstain	Broker Non-votes
70,193,434	7,090,527	548,261	8,372,088

Proposal 3: Ratification, on an advisory basis, of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026 was ratified. The voting results are as follows:

For	Against	Abstain	Broker Non-votes
83,842,391	1,848,197	513,722	0

Item 7.01. Regulation FD Disclosure.

Earnings Call Investor Slides

The Company intends to reference investor slides during the Company’s earnings conference call to discuss its financial results for its first fiscal quarter ended March 31, 2026. A copy of the presentation can be accessed in the “News and Events” section on the investor relations section of the Company’s website at http://ir.herbalife.com under the heading “IR Calendar”.

The information included in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by Herbalife Ltd. on May 6, 2026.
104	Cover Page Interactive Data File – The cover page from the Company’s Current Report on Form 8-K filed on May 6, 2026 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

May 6, 2026	By:	/s/ HENRY C. WANG
		Name:	Henry C. Wang
		Title:	Chief Legal Officer and Corporate Secretary

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